SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 12, 2008 (December 8, 2008)
Republic Services, Inc.
(Exact name of registrant as specified in charter)
Delaware
(State or other jurisdiction of incorporation)

1-14267 (Commission File Number)	65-0716904 (IRS Employer Identification No.)

18500 N. Allied Way
Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480)627-2700
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-3.1

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On December 8, 2008, the Board of Directors of Republic Services, Inc. (“Republic”) adopted resolutions further amending and restating the Amended and Restated Bylaws (“Bylaws”) that were adopted in connection with the merger of Republic and Allied Waste Industries (as reported by Republic in its Form 8-K dated December 5, 2008). The principal purposes of the amendment and restatement were to (i) adopt a customary majority voting standard for the election of directors, with plurality voting in contested director elections, and (ii) modernize Republic’s Bylaws. The effective date of the Bylaws is December 8, 2008. The following is a summary of the substantive amendments to the Bylaws. Other amendments were made to clarify existing language but did not change the meaning. The summary does not purport to be complete as to all of the changes or, with respect to any given change, as to all aspects of such change. The summary is qualified in its entirety by reference to the Amended and Restated Bylaws of Republic Services, Inc., filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
          1. Sections 2.1 and 2.3 were amended to remove the requirement of a physical location for meetings of stockholders.
          2. Section 2.3 was further amended to permit notice of a meeting of stockholders by electronic transmission in accordance with Section 232 of the General Corporation Law of the State of Delaware. The amended Section 2.3 also provides that notice delivered to a certain address shall constitute notice for all stockholders of record who share such address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 233 of the General Corporation Law of the State of Delaware. Further, the amended Section 2.3 provides that when a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which adjournment is taken, unless the adjournment is for more than thirty days or a new record date is fixed for the adjourned meeting.
          3. Section 2.5 was amended to provide that, in the absence of the Chairman of the Board, the President shall preside at and act as chairman at stockholders’ meetings (or, if neither person is available, then a person designated by the Board of Directors shall preside at the meeting and act as chairman). Section 2.5 was further amended to provide that the Secretary, or in his or her absence, a person designated by the chairman of the meeting, shall act as secretary of the meeting and keep a record of the proceedings thereof.
          4. Section 2.6 was amended to provide that the list of stockholders entitled to vote at any meeting of stockholders shall be open to examination by a stockholder (for any purpose germane to the meeting and for at least ten (10) days prior to the meeting) (i) on a reasonably accessible electronic network provided that the information required to gain access to such network is provided with notice of the meeting or (ii) during ordinary business hours at the principal place of business of Republic. Such list shall be available for inspection during the stockholders’ meeting by any stockholder who is present. Prior to the amendment and restatement, the list of stockholders was kept at the place where the meeting was to be held. Section 2.6 was also amended to clarify that the stock ledger is the only evidence as to who are the stockholders entitled to examine the list of stockholders or to vote in person or by proxy at any stockholders’ meeting.
          5. Section 2.7 was amended to provide that the record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date (i) in the case of determination of stockholders entitled vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be less than ten days nor more than sixty days before the date of such meeting and (ii) in the case of any other action (other than a record date for determining stockholders entitled to express consent to corporate action without a meeting), shall be not more than sixty days prior to any other action. Prior to the amendment and restatement, the record date had to be not less than ten days nor more than sixty days before the date of a stockholders’ meeting nor more than sixty days prior to any other action.
          6. Section 2.8 was amended to modify the procedure by which directors are elected. Directors are elected by a majority vote (where the number of votes cast “for” a director’s election exceeds the number of votes “against” that director’s election), subject to when there is a contested election of directors which requires a plurality vote for the election of directors. Prior to the amendment and restatement, all matters were decided by a majority vote of the voting power of shares present in person or by proxy at the meeting and entitled to vote thereon. The Bylaws now provide that an incumbent director may become a nominee for further service on the

Board of Directors if the incumbent director submits an irrevocable resignation that is contingent on not receiving a majority vote in an uncontested election and the Board of Directors’ acceptance of such resignation. If the incumbent director does not receive a majority vote in an uncontested election, the Nominating and Corporate Governance Committee, or such other committee designated by the Board of Directors, will recommend to the Board of Directors whether to accept or reject the resignation or whether other action should be taken. The Board of Directors will decide, and make a public disclosure of its decision, providing the rationale behind its decision within 90 days if the resignation is rejected. If the Board of Directors accepts a director’s resignation pursuant to Section 2.8, or if a nominee for director is not elected and the nominee is not an incumbent director, the Board of Directors may fill the vacancy pursuant to Article III, Section 3.13 or, if applicable, Article IX of the Bylaws.
          7. Section 2.10 was amended to give the chairman of any meeting of stockholders the right and authority to convene and (for any or no reason) to adjourn the meeting.
          8. Section 2.12 was amended to add to the requirements for a valid notice of stockholder business to be considered at an annual meeting of stockholders by providing that notice of any proposed business (other than a nomination of director(s)) must set forth the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of Republic, the language of the proposed amendment). Section 2.12 was further amended to provide that the notice requirements shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified Republic of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholders’ proposal has been included in a proxy statement that has been prepared by Republic to solicit proxies for such annual meeting. Section 2.12 was further amended to provide that, in the event that the number of directors to be elected is increased effective at the annual meeting (prior to the amendment, no such effective time was specified) and there is no public announcement by Republic naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at the principal executive offices of Republic not later than the close of business on the tenth day following the day on which such public announcement is first made by Republic. Further, the amended Section 2.12 provides that, unless otherwise required by law, if the stockholder (or a qualified representative thereof) does not appear at the annual or special meeting of stockholders to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by Republic. The amended Section 2.12 also specifies that for a person to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a copy thereof, at the meeting of the stockholders. Finally, Section 2.12 was amended to clarify that references in the Bylaws to the Exchange Act are not intended to limit the requirements applicable to stockholder nominations or proposals of other business to be considered pursuant to certain paragraphs of Section 2.12 other than as specifically provided for in Section 2.12, matters brought properly under and in compliance with Rule 14a-8 of the Exchange Act.
          9. Section 3.1 was amended to remove the ability of the stockholders to fix the number of directors that shall constitute the whole Board. As amended, Section 3.1 provides that the number of directors may be fixed only by resolution of the Board of Directors.
          10. Section 3.5 was amended to allow directors to waive notice of a meeting of the Board of Directors electronically.
          11. Section 3.6 was amended to allow directors to provide their consent electronically to take action without a meeting.
          12. Section 3.9 was amended to allow meetings of the Board of Directors or of any committee thereof to be held through other communication devices (in addition to the telephone) so long as all persons participating in the meeting can hear each other.
          13. Section 3.11 was amended to allow directors, committee members and officers of Republic to give notice of his or her resignation electronically.

          14. Section 3.12 was amended to provide that no director may be removed with or without cause before the expiration of his or her term of office except by vote of the stockholders at a meeting called for such purpose. Prior to the amendment, Section 3.12 provided that no director may be removed without cause before the expiration of his or her term except by vote of the stockholders at a meeting called for such purpose.
          15. Section 5.5 was amended to provide that the removal of an officer, with or without cause, by the Board of Directors must be without prejudice to the contractual rights of such officer, if any, with Republic.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
No.	Description

3.1	Amended and Restated Bylaws of Republic Services, Inc., as of December 8, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2008	REPUBLIC SERVICES, INC.

	By:	/s/ Tod C. Holmes

Tod C. Holmes
Executive Vice President and
Chief Financial Officer (Principal Financial Officer)

	By:	/s/ Charles F. Serianni

Charles F. Serianni
Senior Vice President and
Chief Accounting Officer (Principal Accounting Officer)